EXHIBIT 99.1

News Release

First Solar Names Joe Kishkill as Chief Commercial Officer

TEMPE, Ariz., August 28, 2013 - First Solar, Inc. (Nasdaq: FSLR) has named Joe Kishkill as Chief Commercial Officer.

Kishkill will have comprehensive leadership responsibility for Global Business Development, Sales and International Public Affairs, with a primary focus on sustainable growth in emerging markets. Reporting to Kishkill will be regional business development and global public affairs teams.
“Joe brings unparalleled expertise to this extremely critical role,” said First Solar Chief Executive Officer Jim Hughes. “I am confident that he can craft and lead a business development organization that will deliver on our near-term objectives and build a solid foundation for growth.”
Most recently, Kishkill was President - Eastern Hemisphere for Exterran, a global provider of natural gas, petroleum and water treatment production services. Prior to that, he led Exterran’s business in the Latin America region. He also served as Enron’s Chief Executive Officer for South America.
Kishkill earned an MBA from the Harvard Graduate School of Business Administration, and holds a BS in electrical engineering from Brown University.
About First Solar, Inc.
First Solar is a leading global provider of comprehensive photovoltaic (PV) solar systems which use its advanced module and system technology. The company’s integrated power plant solutions deliver an economically attractive alternative to fossil-fuel electricity generation today. From raw material sourcing through end-of-life module recycling, First Solar’s renewable energy systems protect and enhance the environment. For more information about First Solar, please visit www.firstsolar.com.

For First Solar Investors
This release contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning: our business strategy, including anticipated trends and developments in and management plans for our business and the markets in which we operate; future financial results, operating results, revenues, gross margin, operating expenses, products, projected costs, warranties, solar module efficiency and balance of systems (BoS) cost reduction roadmaps, restructuring, product reliability and capital expenditures; our ability to continue to reduce the cost per watt of our solar modules; our ability to reduce the costs to construct photovoltaic (PV) solar power systems; research and development programs and our ability to improve the conversion efficiency of our solar modules; sales and marketing initiatives; and competition. These forward-looking statements are often characterized by the use of words such as estimate, expect, anticipate, project, plan, intend, believe, forecast, foresee, likely, may, should, goal, target, might, will, could, predict, continue and the negative or plural of these words and other comparable terminology. Forward-looking statements are only predictions based on our current expectations and our projections about future events. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. These factors include, but are not limited to, the matters discussed in Item 1A: Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2012, as updated and supplemented by risk factors included in our Prospectus dated June 12, 2013 filed with the SEC pursuant to Rule 424(b)(5) (the Prospectus), Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC.

Contacts:
First Solar media
Steve Krum

+1 602-427-3359
steve.krum@firstsolar.com

First Solar Investors
David Brady
+1 602-414-9315
dbrady@firstsolar.com
or
Ryan Ferguson
+1 602-414-9315
rferguson@firstsolar.com